Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tiani International, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended October 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Koon Wing Cheung, Chief Executive Officer, President and Director of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2017	By:	/s/ Chuah Su Mei
	Name:	Chuah Su Mei
	Title:	Chief Executive Officer, President and Director (Principal Executive Officer)